                                                                   Exhibit 10.50


                                 CAYMAN ISLANDS

                     The Registered Land Law (1995 Revision)
                    The Registered Land Rules (2000 Revision)

                                 Third Schedule

              SECOND COLLATERAL CHARGE TO A VARIATION OF DEBENTURE

                           DATED 22ND OF FEBRUARY 2002

  REGISTRATION SECTION                     BLOCK                       PARCEL
  WEST BAY BEACH NORTH                      11D                           8
----------------------------------         -----                       ------
WE, CONSOLIDATED WATER CO. LTD.
    (hereinafter called " the Chargor")

of P.O. Box 1114 GT, Grand Cayman

HEREBY CHARGE our interest in the above mentioned title to secure the payment

To ROYAL BANK OF CANADA

Of P.O. Box 245 GT, Grand Cayman

Of the principal sum of US$3,000,000.00

With interest at the rate as set our in the attached Schedule,

Payable as set within the attached schedule, subject to Section 67 of the above Law, save as negatived, modified or added to , in the manner as set out in the attached Schedule. The Chargee reserves the right to tack and/or consolidate Charges as set out in the attached Schedule.

         The principle sum shall be repaid on demand together with any interest or any other monies then due in accordance with attached Schedule.

         And We the above named Chargor hereby acknowledge that We understand the effect of Section 72 of the Registered Land Law, (1995 Revision).

         Dated this 22nd day of February 2002

                           CONSOLIDATED WATER CO. LTD.

Signed by the Chargor /s/ Frederick Mctaggart       /s/ Peter Ribbins
                     ----------------------------   ----------------------------
                          Director                  Secretary

In the presence of:-
                     -----------------------------------------------------------

Signed by the Chargee            /s/ G. Plamondon
                     -----------------------------------------------------------
                               ROYAL BANK OF CANADA

In the presence of:-            /s/ Denise Ebanks
                     -----------------------------------------------------------

--------------------------------------------------------------------------------

                              FOR OFFICIAL USE ONLY

    I, the Registrar of Lands in the Cayman Islands hereby certify that this document was Received by me for registration on the 6TH day of MARCH 2002 And that stamp duty assessed/adjudicated by me/Treasury at CI$ 30.00 and Land
           Registry fees at CI$ 50.00 relating thereto have been paid.

                      REGISTERED this 8TH day of MARCH 2002

                                /s/ illegible
                        ---------------------------------
                             ASST REGISTRAR OF LANDS
                                 CAYMAN ISLANDS

                          CERTIFICATE OF IDENTIFICATION

                           CONSOLIDATED WATER CO. LTD.

                  Name: Frederick W. McTaggart             Director

I HEREBY CERTIFY that the above-named person appeared before me on the...15... Of ...February, 2002, and being known to me acknowledged the above signature or mark to be his and that he had freely and voluntarily executed this instrument and understood its contents.

                               /s/ Jeffrey Parker
               --------------------------------------------------
               Signature and designation of the person certifying


                          CERTIFICATE OF IDENTIFICATION

                           CONSOLIDATED WATER CO. LTD.

                  Name: Peter D. Ribbins                   Secretary

I HEREBY CERTIFY that the above-named person appeared before me on the...15...
Of ......February, 2002, and being known to me acknowledged the above signature or mark to be his and that he had freely and voluntarily executed this instrument and understood its contents.

                               /s/ Jeffrey Parker
               --------------------------------------------------
               Signature and designation of the person certifying

                                 CAYMAN ISLANDS

                     The Registered Land Law (1995 Revision)
                    The Registered Land Rules (2000 Revision)

                                 Third Schedule
              SECOND COLLATERAL CHARGE TO A VARIATION OF DEBENTURE
                           Dated 22nd of February 2002

  REGISTRATION SECTION                     BLOCK                       PARCEL
  WEST BAY BEACH NORTH                      11D                          40
---------------------------                ------                      ------
WE, CONSOLIDATED WATER CO. LTD.
    (hereinafter called " the Chargor")

of P.O. Box 1114 GT, Grand Cayman

HEREBY CHARGE our interest in the above mentioned title to secure the payment

To ROYAL BANK OF CANADA

Of P.O. Box 245 GT, Grand Cayman

Of the principal sum of US$3,000,000.00

With interest at the rate as set our in the attached Schedule,

Payable as set within the attached schedule, subject to Section 67 of the above Law, save as negatived, modified or added to , in the manner as set out in the attached Schedule. The Chargee reserves the right to tack and/or consolidate Charges as set out in the attached Schedule.

         The principle sum shall be repaid on demand together with any interest or any other monies then due in accordance with attached Schedule.

         And We the above named Chargor hereby acknowledge that We understand the effect of Section 72 of the Registered Land Law, (1995 Revision).

         Dated this 22nd day of February 2002

                           CONSOLIDATED WATER CO. LTD.

Signed by the Chargor  /s/ Frederick Mctaggart        /s/ Peter Ribbins
                       ----------------------------   --------------------------
                       Director                       Secretary

In the presence of:-
                     -----------------------------------------------------------

Signed by the Chargee                     /s/ G. Plamondon
                      ----------------------------------------------------------
                                        ROYAL BANK OF CANADA

In the presence of:-                      /s/ Denise Ebanks
                     -----------------------------------------------------------

--------------------------------------------------------------------------------

                              FOR OFFICIAL USE ONLY

    I, the Registrar of Lands in the Cayman Islands hereby certify that this document was Received by me for registration on the 6TH day of MARCH 2002
             And that stamp duty assessed/adjudicated by me/Treasury
                at CI$ 30.00 and Land Registry fees at CI$ 50.00
                        relating thereto have been paid.

                      Registered This 8th Day of March 2002

                                  /s/ illegible
                        ---------------------------------
                             ASST REGISTRAR OF LANDS
                                 CAYMAN ISLANDS

                          CERTIFICATE OF IDENTIFICATION

                           CONSOLIDATED WATER CO. LTD.

                Name: Frederick W. McTaggart          Director

I HEREBY CERTIFY that the above-named person appeared before me on the...15... Of ...February, 2002, and being known to me acknowledged the above signature or mark to be his and that he had freely and voluntarily executed this instrument and understood its contents.

                               /s/ Jeffrey Parker
               --------------------------------------------------
               Signature and designation of the person certifying


                          CERTIFICATE OF IDENTIFICATION

                           CONSOLIDATED WATER CO. LTD.

                  Name:  Peter D. Ribbins            Secretary

I HEREBY CERTIFY that the above-named person appeared before me on the...15...
Of ......February, 2002, and being known to me acknowledged the above signature or mark to be his and that he had freely and voluntarily executed this instrument and understood its contents.

                               /s/ Jeffrey Parker
               --------------------------------------------------
               Signature and designation of the person certifying

                  THE REGISTRAR OF LANDS IS HEREBY REQUESTED:-

(a)      to register this Charge in favor of the Chargee,


(b) to note on the register that the attached Schedule contains an agreement by the Chargor with the Chargee that the Chargor will not without first obtaining the prior written consent of the Chargee lease or sub-lease or agree to lease or sub-lease or accept surrenders of leases or sub-leases or transfer or otherwise part with the possession of the Charged Premises or any part thereof,

(c) to note on the register that the right to tack and rank in priority to any subsequent charge is expressly reserved to the Chargee,


(d) to note on the register that the attached Schedule reserves to the Chargee the right to consolidate this Charge with any other charge,


(e) to note on the register that the attached Schedule contains an agreement by the Chargor with the Chargee that the Chargor will not without first obtaining the prior written consent of the chargee create or purport or attempt to create any charge incumbrance or mortgage which by virtue of any law or regulation will rank pari passu with or in priority to this Charge or second or subsidiary to this Charge.

                                  THE SCHEDULE

                               Within referred to

It is hereby further agreed and the Chargor and the Chargee hereby respectively covenant with each other as follows:-

1.(a) That the Chargor shall repay to the Chargee all Sum and/or interest and any other monies payable in accordance with the terms and conditions, covenants and agreements contained herein and in the Debenture and subsequent Supplemental Debentures and Variation of Debenture and Commitment letter,

  (b) The rate of interest payable hereunder shall be such rate as is ascertained by the Chargee (as well after as before any judgment ) to be 1 1/2% above US$LIBOR. The interest rate shall be ascertained by the Chargee on the date hereof and shall be recalculated periodically I line with variations in the general level of interest rates until the Principal Sum and interest thereon or on the balance thereof outstanding from time to time and all other sums payable hereunder shall have been paid to the Chargee PROVIDED THAT if the date for calculation of interest hereunder shall fall on a day which is not a business day such calculating shall be made on the next succeeding business day and for the purposes of this sub-clause the words " business day" shall mean a day when banks are open for business in the Cayman Islands and New York City, U.S.A.

  (c) The Chargor shall be at liberty during the continuance of this security to make Repayment of any part of the Principal Sum in accordance with the terms and conditions as set our in the Commitment Letter dated 25th April 2001. Repayment will be accepted by the Chargee provided that any such repayment of part must be of at least One Thousand United States Dollars or a multiple thereof and provided that any such repayment of part must be made on a monthly installment date hereinbefore mentioned and upon such additional payment being made principal and interest shall continue to be payable at a rate not less than that provided for in sub-clause 1 (a) hereof,

  (d) The Chargor shall be at liberty at any time during the continuance of this security make repayment in accordance with the terms and conditions as set out in the Commitment Letter dated 25th April 2001. Any repayment of the whole of the Remaining balance of the Principal Sum and interest and any other monies due at The date of repayment shall be made as notified in writing by the Chargee to the Chargor.

2.(a) If the Chargor shall repay to the Chargee the Principal Sum and interest thereon by the installments and at the times and in manner hereinbefore provided within seven(7) days after the dates on which the same are hereinbefore made payable and if the Chargor shall also perform and observe all the covenants conditions and stipulations herein contained or implied and on the Charger's part to be performed and observed other than the covenants for payment of the said installments then the Chargee shall accept such repayments of principal and interest by the said installments as aforesaid and the Chargee will not take steps to enforce the payment of the Principal Sum and interest or any part thereof.

(b) Provided always and it is hereby agreed that upon payment to the Chargee of the Principal Sum and interest and all other monies payable hereunder as notified in writing by the Chargee to the Chargor the Chargee will at any time thereafter upon reasonable notice and upon the request and at the cost of the Chargor discharge this Charge.

3. Sub section (c) of Section 67 of the Registered Land Law (1995 Revision) (hereinafter called "the above Law") (and sub-section (j) thereof only so far as it relates to the said sub-section (c)) shall not apply to this Charge nor to any instrument of variation executed pursuant to this Charge and instead thereof the Chargor shall keep or cause to be kept the Charged Premises and all such buildings or erections as may become for the time being subject hereto in good and substantial repair and condition and permit the Chargee and the agents of the Chargee at all reasonable time during the day time and without any further consent to enter into and upon the Charged Premises and inspect the same and view the state thereof and upon receipt of notice in writing from the Chargee shall immediately remedy restore repair amend and make good all such effects decays wants of reparation amendments and upkeep of the said buildings and erections and the gates walls and fences on the Charged Premises as the Chargee may require and if the Chargor shall neglect to do so that the Chargee may enter upon the Charged Premises with or without workmen or others from time to time in order to repair and keep in repair the same and without thereby becoming liable as a Chargee in possession and that the expenses of so doing shall be repaid by the Chargor to the Chargee on demand and in the meantime shall be added to the Principal Sum and bear interest accordingly.

4. Sub-section (d) of Section 67 of the above Law (and sub-section (j) thereof only so far as it relates to the said sub-section (d)) shall not apply to this Charge nor to any instrument of variation executed pursuant to this Charge and instead thereof the Chargor shall so long as any money shall remain owing on the security of this Charge or any variation thereof insure and keep insured in their full insurable value any buildings or erections from time to time erected or in the course of erection on the Charged Premises with an insurance office of repute approved from time to time by the Chargee and against riot strike public liabilities fire lightning flood earthquake volcanic eruption hurricane cyclone tornado windstorm and any such other hazards and risks as the Chargee may from time to time require AND will punctually pay every sum from time to time payable for keeping on foot every such insurance or within seven (7) days after the first day upon which it becomes payable and will cause a note of this Charge's interest hereunder to be endorsed as aforesaid or other proper evidence of the subsistence thereof and also on demand deliver to the Chargee the receipt for or other sufficient evidence of payment of every sum payable as aforesaid AND that if the Chargor shall make default in any of the above matters the Chargee may insure and keep insured all or any of the said buildings in manner aforesaid and that the expense of so doing shall be paid by the Chargor to the Chargee on demand and in the meantime shall be added to the Principal Sum hereby secured and bear interest accordingly AND it is hereby agreed and declared that all monies received under or by virtue of any insurance as aforesaid whether received by the Chargor the Chargee or any receiver appointed by the Chargee (notwithstanding the provisions of Section 73 (7 ) of the above Law ) shall at the option of the Chargee either be forthwith applied in or towards substantially rebuilding reinstating or repairing the buildings or erections destroyed or damaged or in or towards payment of the monies for the time being secured by these presents including any premiums paid under the aforesaid power.

5. The Chargor shall on the date hereof effect an insurance policy in respect of damage to the charges premises in a sum at least equal to the Principal Sum and interest and any other sums owing or outstanding upon the security of this Charge with an insurance company approved by the Chargee.

6. Sub-section (f) and (g) of Section 67 of the above Law shall not apply to this Charge nor to any instrument of variation executed pursuant to this Charge and instead thereof the Chargor shall not during the continuance of this Charge without first obtaining the prior written consent of the Chargee lease or sub-lease or agree to lease or sub-lease or accept surrenders of leases or sub-leases or transfer or otherwise part with the possession of the charges premises or any part thereof.

7. The right contained in Section 82 of the above Law to consolidate this Charge with any other charge is expressly reserved to the Chargee and the right to tack and rank in priority to any subsequent charge as contained in Section 81 of the above Law in respect of further advances made to the Chargor is also expressly reserved to the Chargee.

8. The Chargor shall not create or purport or attempt to create any charge incumbrance or mortgage which by virtue of any law or regulation will rank pari passu with or in priority to this Charge or second or subsidiary to this Charge to act in any way which shall have the effect of diminishing or decreasing the valued of the security of this Charge without first obtaining the prior written consent of the Chargee.

9. The Chargor shall not without the prior written consent of the Chargee make or permit or suffer to be made any material change to or addition whatsoever inn or to the Charged Premises or the use thereof.

10. The Chargor shall pay all reasonable lawyer's costs and other costs and expenses that may be incurred by the Chargee of and incidental to the preparation completion stamping and registration of this Charge or any variation hereto and the protection and enforcement from time to time of the Chargee's rights hereunder.

11. The Chargor covenants that the Chargor will on demand both before and after the security constituted hereby has become enforceable at the Chargor's own cost and expense during the continuance of this Charge do and execute or cause to be done and executed all such instruments acts deeds and things to perfect this security and to preserve and protect the rights and privileges of the Chargee granted by this Charge or by operation of law and to this end the Chargor hereby undertakes and agrees on demand to execute cause to be verified and delivered to the Chargee a power of attorney in form required by the Chargee in favour of the Chargee to enable the Chargee to register the same in the register of powers of attorney at the expense of the Chargor or with consent of the Registrar of Lands to file a copy thereof certified by the Registrar of Lands in the file of powers of attorney.

12. In the event that the Chargor shall fail to discharge all monies and liabilities in full in accordance with the terms hereof or in the event that the Chargor shall be in breach of any of the Chargor's covenants or obligations herein contained whether expressed or implied or in the event that the Chargor commits any act of bankruptcy or makes any assignment or composition for the benefit of the Chargor's creditors or being a company goes into liquidation (other than a voluntary liquidation for the purposes of a reconstruction only the terms of which have been previously approved in writing by the Chargee ) or suffers the appointment of a receiver over any part of the Chargor's assets then in any such event the whole of the Principal Sum and all interest thereon and any other sums owing hereunder to the Chargee shall become immediately due and payable and the provisions of Sections 72 to 75 of the above Law shall apply subject to the modifications hereinafter set forth;-

         (i) the power of sale and of appointing a receiver and any other remedies available to the Chargee shall become immediately exercisable without further notice.

         (ii) in addition to the remedies provided by Section 72 of the above Law the Chargee shall have the right to foreclose or enter into possession of the charges premises or both in the same circumstances as would allow the Chargee to exercise its power of sale or appoint a receiver.

         (iii) in the event that the Chargee does appoint a receiver or enter into possession of the Charged Premises the Chargee shall be entitled to exercise its power of sale or Foreclosure at any time thereafter without further notice

         (iv) upon the exercise of its power of sale the Chargee shall have the right to sell the Charged Premises by private treaty as well as by public auction

         (v) wherever there is a reference in Section 73 (6) of the above Law to "five percent" this shall be read as "ten percent"

         (vi) a receiver appointed by the Chargee shall have such powers in addition to those set out in the above Law or any other law relating thereto as the Chargee shall deem necessary (including the right to sell the Charged Premises ) for the proper enforcement and protection of the Chargee's rights hereunder.

PROVIDED ALWAYS and its is herby expressly declared and agreed that in any case where any such modification of the above Law (or any other modification provided for in this Charge) shall require the sanction of the Court the Chargee shall have the right at its option to waive any modification where it is in favor of the Chargee to do so or to seek the sanction of the Court thereto and should the Chargee fail to obtain the sanction of the Court to any particular modification or should the Chargee elect to waive its rights under any modification then the original provisions of the above Law shall apply without modification.

13.      This Charge is not assignable alienable or transferable by the Chargor.


14. The Chargee may at any time transfer and assign the benefit of this Charge.


15. No neglect omission or forbearance on the part of the Chargee to take advantage of or enforce any right arising out of any breach non-observance or non-performance of any covenant or condition herein contained or by law implied shall be deemed to operate as a general waiver of such covenant or condition or the right to take advantage thereof either original or recurring.

16. The taking of judgment or judgments on any covenants contained in this Charge shall not operate as a merger of the said covenant or covenants or affect the Chargee's right to interest pursuant to the terms of this Charge.

17. The Chargee shall not be liable for any loss which may occur by reason of the exercise or execution of any or all of its remedies and powers conferred given or implied by this Charge or by the Laws of the Cayman Islands.

18. In the event that the Chargor is a Company the Chargor hereby represents and warrants to the Chargee that it is duly incorporated and existing in good standing under the Laws of the Cayman Islands (or under the Laws of some other jurisdiction and duly registered to carry on business in the Cayman Islands) and that it is qualified to do business wherever necessary to carry on its present operations and that the making and performance of this Charge is within its corporate powers having been properly authorized by all necessary governmental and corporate approvals and does not contravene any law or any contractual restriction binding on the Chargor and that the Charge is a legal valid and binding obligation of the Chargor enforceable against the Chargor in accordance with its terms and that there are no pending or threatened actions or proceedings before any court or administrative agency which may materially adversely affect the Chargor's financial conditions and operations.


19. This Schedule shall be governed and construed solely accordingly to the Laws of the Cayman Islands.


20. Any notice required to be given to or served on the Chargor or Chargee under these presents shall be deemed to be sufficiently served on or given to the Chargee if service thereof is in compliance with provisions of section 153 of the Registered Land Law (1995 Revision) as the same may be amended from time to time.

21.(a) The expression "this Charge" shall mean the Charge annexed hereto as negatived modified or added to by this Schedule and all other securities provided taken or available to the Chargee thereunder including any power of attorney and the expression " the charges premises" shall mean the land the subject of this Charge (or any part or parts thereof) and all buildings erections fixtures and fittings now or from time to time situate thereon or on some part or parts thereof.

   (b) In this Charge where the context so admits the words importing the masculine gender shall include the feminine gender and vice versa and words importing the singular number only shall include the plural number and vice versa and words importing persons and all reference to persons shall include corporations and firms.

(c) In this Charge where the context so admits the expression "the Chargor" shall include persons deriving title under the Chargor or entitled to redeem this Charge and the expression " the Chargee" shall include persons deriving title under the Chargee to any reference herein to any statue or section of any statue shall be deemed to include reference to any statutory modification or re-enactment thereof for the time being in force.

(d) If there are two or more parties hereto comprising the Chargor the expression "the Chargor" shall throughout mean and include such two or more parties and each of them or (as the case may require) such tow or more parties or any of them and shall so far as the context so admits be construed as well in the plural as in the singular and all covenants charges agreements and undertakings herein expressed or implied on the part of the Chargor shall be deemed to be joint and several covenants charges agreements and undertakings by such parties.